Exhibit 10.33

[ * ] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED. CONFIDENTIAL TREATMENT

ENERKEM INC.

 - and -

GREENFIELD ETHANOL INC.

DEVELOPMENT RIGHTS AGREEMENT

Dated as of September 19, 2008

TABLE OF CONTENTS

ARTICLE I INTERPRETATION		1

1.1	Definitions	1

1.2	Internal Definitions	4

1.3	Interpretation	4

1.4	Headings	4

1.5	Schedules	4

ARTICLE II PURPOSE OF AGREEMENT		4

ARTICLE III DEVELOPMENT OF PROJECTS BY GREENFIELD		5

ARTICLE IV CO-INVESTMENT		5

4.1	Enerkem’s Right to Invest in GreenField’s Projects	5

4.2	GreenField’s Right to Invest in Enerkem’s Projects	5

4.3	Offer Procedure	6

4.4	Other Activities and Interests	6

ARTICLE V JOINT PROJECTS		7

5.1	Definition and Structure	7

5.2	Development Fee	7

5.3	Commencement of First Two Projects	8

ARTICLE VI LICENSES		9

6.1	Grant of Licenses	9

6.2	Terms of Canadian Project Licenses	10

6.3	Terms of US Project Licenses	11

6.4	Compensation to Enerkem	11

6.5	Termination	11

ARTICLE VII GENERAL		12

[ * ] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED. CONFIDENTIAL TREATMENT

7.1	Arbitration	12

7.2	Notices	12

7.3	Time of Essence	12

7.4	Time for Action	13

7.5	Amendment of Agreement	13

7.6	Assignment	13

7.7	Non-Waiver	13

7.8	Governing Law and Jurisdiction	13

7.9	Enurement	13

7.10	Further Assurances	14

7.11	Rights of Parties Independent	14

7.12	Severability	14

Schedule A	-	Essential Terms of Commercial Agreement

Schedule B	-	Description of Enerkem Technology

Schedule C	-	Form of Specific License

Schedule D	-	General Terms and Conditions

[ * ] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED. CONFIDENTIAL TREATMENT

DEVELOPMENT RIGHTS AGREEMENT made as of the 19th day of September, 2008

BETWEEN:

ENERKEM INC., a corporation under the laws of Canada,

(hereinafter called “Enerkem”)

OF THE FIRST PART

- and -

GREENFIELD ETHANOL INC., a corporation under the laws of Canada,

(hereinafter called “GreenField”)

OF THE SECOND PART

WHEREAS:

A.                                   Enerkem and GreenField’s wholly-owned subsidiary GreenField Advanced Biofuels Inc. (“GABI”) contemplate entering into a partnership agreement with respect to the Joint Project of designing, building and operating a commercial-scale plant, adjacent to a GreenField subsidiary’s fuel ethanol distillery at Varennes, Quebec (the “Varennes Commercial Plant”), to use the Enerkem Technology (as hereinafter defined);

B.                                     Although not specifically within the geographical scope of this Agreement, Enerkem and GABI contemplate entering into a partnership agreement with respect to the Joint Project of designing, building and operating a commercial-scale plant, adjacent to the City of Edmonton’s waste treatment centre at Clover Bar (the “Edmonton Commercial Plant”), to use the Enerkem Technology;

C.                                     Enerkem and GreenField have agreed to offer one another the opportunity to co-invest in other projects using the Enerkem Technology in certain territories, on and subject to the terms and conditions hereinafter set forth; and

D.                                    Enerkem has agreed to license the Enerkem Technology to GreenField, on and subject to the terms and conditions hereinafter set forth;

NOW THEREFORE, the Parties hereto hereby covenant and agree as follows:

ARTICLE I
INTERPRETATION

1.1                               Definitions

Unless the subject matter or context otherwise requires:

(a)                                  “Acceptance Notice” has the meaning ascribed thereto in subsection 4.3(b).

[ * ] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED. CONFIDENTIAL TREATMENT9

(b)                                 “Affiliate” means, in relation to a Party hereto, a Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with such Party, and for this purpose, “control,” “controlled by” and “under common control with” mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting stock, by contract or otherwise.

(c)                                  “Agreement”, “this Agreement”, “the Agreement”, “hereto”, “hereof”, “herein”, “hereby”, “hereunder” and similar expressions mean or refer to this Agreement as amended from time to time and any indenture, agreement or instrument supplemental or ancillary hereto or in implementation hereof and the expressions “Article”, “section”, “subsection”, “clause” and “subclause” followed by a number or letter mean and refer to the specified Article, section, subsection, clause or subclause of this Agreement.

(d)                                 “Arm’s Length” shall have the meaning ascribed thereto for purposes of the Income Tax Act (Canada), as from time to time amended, and any successor thereto.

(e)                                  “Business Day” means a day which is not a statutory holiday in Ontario or Quebec and is neither Saturday nor Sunday.

(f)                                    “Commercial Agreement” means a written agreement between two or more parties or series of separate agreements or term sheet(s) between various or different parties:

(i)                                     relating to the construction of a plant involving capital expenditures (determined in accordance with generally accepted accounting principles) of at least [ * ] in the aggregate; and

(ii)                                  in the aggregate, addressing all of the essential matters listed in Schedule A.

(g)                                 “Commercial Plants” means the Edmonton Commercial Plant and the Varennes Commercial Plant, and “Commercial Plant” means either of them.

(h)                                 “Declination Notice” has the meaning ascribed thereto in subsection 4.3(c).

(i)                                     “Development”, “Develop”, “Developed”, etc. means, in relation to a Party’s participation in a Qualified Project, that the Party has (A) secured appropriate rights for the location (B) secured the feedstock source for the Project, and (C) taken primary responsibility for establishing the Commercial Agreement as well as the other commercial, financial, technical, governmental (including permits) aspects and/or arrangements necessary to make the Project viable; the Parties agree that the activities referred to in clause (C) may be shared between them in such manner as may be agreed, in which case such agreement shall include an apportionment of the Development Fee as between (A), (B) and (C) and an allocation between the Parties of the portion referable to (C).

(j)                                     “Development Fee” has the meaning ascribed thereto in Article V.

(k)                                  “Edmonton Commercial Plant” is defined in recital B above.

(l)                                     “Enerkem Project” has the meaning ascribed thereto in subsection 4.2(a).

[ * ] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED. CONFIDENTIAL TREATMENT9

(m)                               “Enerkem Technology” means the gasification technology developed and/or owned by Enerkem, as further described in Schedule B hereof.

(n)                                 “GABI” is defined in recital B above.

(o)                                 “GreenField” means GreenField Ethanol Inc. and shall, as the context requires (including without limitation references to GreenField having taken or refrained from certain actions), include its Affiliates.

(p)                                 “GreenField Project” has the meaning ascribed thereto in subsection 4.1(a).

(q)                                 “GreenField Special Purpose Vehicle” means a corporation, general or limited partnership or other legal entity that is (i) an Affiliate of GreenField; and (ii) created solely for the purpose of carrying out a GreenField Project that is not a Joint Project.

(r)                                    “Investment Notice” has the meaning ascribed thereto in subsection 4.3(a).

(s)                                  “Joint Project” has the meaning ascribed thereto in subsection 5.1(a).

(t)                                    “Joint Project Special Purpose Vehicle” has the meaning ascribed thereto in subsection 5.1(c).

(u)                                 “Licensed States” has the meaning ascribed thereto in subsection 6.1(a)(ii).

(v)                                 “Party” means any of Enerkem or GreenField; “Parties” means Enerkem and GreenField, collectively.

(w)                               “Person” includes an individual, a partnership, a corporation, a government or any department or agency thereof, a trustee, any unincorporated organization and the heirs, executors, administrators or other legal representatives of an individual.

(x)                                   “Project” means a project for the design, construction and operation of a transportation fuel production plant using the Enerkem Technology.

(y)                                 “Qualified Project” means a Project:

(i)                                     which can reasonably be expected to meet a minimum of [ * ] on the partners’ investments (regardless of whether such investments are channelled as equity or loans), calculated [ * ]; and

(ii)                                  for which the ownership interest (if any) reserved for, or allocated to, Third Party Participants is not more than [ * ] of the total equity in the Project;

(z)                                   “Third Party Participants” means, in relation to a Project, Persons other than (and who are at Arm’s Length to) Enerkem, GreenField and their respective Affiliates who are participating in such Project on an equity basis, whether as investors, co-owners, partners, shareholders, or in another form, but for greater certainty does not include lenders who have no equity participation or conversion right.

(aa)                            “Varennes Commercial Plant” is defined in recital A above.

[ * ] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED. CONFIDENTIAL TREATMENT9

1.2                               Internal Definitions

Certain other terms are defined in specific sections hereof for use in those sections.

1.3                               Interpretation

Grammatical variations of any terms defined herein have similar meanings; words importing the singular number shall include the plural and vice versa; words importing the masculine gender shall include the feminine and neuter genders.

1.4                               Headings

The division of this Agreement into separate Articles, sections, subsections, clauses, subclauses and Schedules, and the insertion of headings, are for convenience of reference only and shall not affect the construction or interpretation of this Agreement.

1.5                               Schedules

The Schedules attached hereto and listed below shall have the same force and effect as if the information contained therein was contained in the body of this Agreement:

Schedule A	-	Essential Terms of Commercial Agreement
Schedule B	-	Description of Enerkem Technology
Schedule C	-	Form of Specific License
Schedule D	-	General Terms and Conditions

ARTICLE II
PURPOSE OF AGREEMENT

The purpose of this Agreement is to set forth the terms according to which

(a)                                  Projects will be Developed, promoted and carried out by GreenField;

(b)                                 each Party will offer the other the opportunity and the right to invest into some of the Projects Developed and promoted by it;

(c)                                  a Development Fee will be paid to the Party or Parties involved in the Development of a Joint Project;

(d)                                 Enerkem will grant Licenses to use the Enerkem Technology to GreenField Special Purpose Vehicles to Develop and operate Enerkem Projects; and

(e)                                  Enerkem will grant Licenses to use the Enerkem Technology to Joint Project Special Purpose Vehicles to Develop and operate Joint Projects.

[ * ] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED. CONFIDENTIAL TREATMENT9

ARTICLE III
DEVELOPMENT OF PROJECTS BY GREENFIELD

GreenField hereby agrees that it shall undertake, Develop, promote and/or carry out GreenField Projects (which, for greater certainty, include “pure” GreenField Projects as well as other GreenField Projects that may become Joint Projects) only in the geographical areas where this Agreement provides for the possible grant to GreenField of a license to use the Enerkem Technology, being the Canadian provinces of Quebec and Ontario and the Licensed States in the United States.

ARTICLE IV
CO-INVESTMENT

4.1                               Enerkem’s Right to Invest in GreenField’s Projects

(a)                                  GreenField shall offer Enerkem the first opportunity to invest (as co-owner, partner or shareholder) in any Qualified Project Developed by GreenField in the Canadian provinces of Quebec and Ontario as well as in the Licensed States (a “GreenField Project”) (alone or in association with others) and own an interest therein at the same ownership level and on the same terms and conditions as GreenField.

(b)                                 Should Enerkem invest in such GreenField Project, it shall be considered a Joint Project for purposes of this Agreement so long as Enerkem continues to participate.

(c)                                  Should Enerkem decline to invest in a GreenField Project, GreenField will be free to undertake such GreenField Project alone or with one or more Third Party Participants.

(d)                                 For greater certainty, GreenField acknowledges that compliance with this section is a condition of Enerkem’s willingness to grant Licenses to GreenField pursuant to Article VI and that failure to comply herewith shall constitute a material breach hereunder.

4.2                               GreenField’s Right to Invest in Enerkem’s Projects

(a)                                  Subject to subsection (c) below, Enerkem shall offer GreenField the first opportunity to invest (as co-owner, partner or shareholder) in any Qualified Project in Quebec or Ontario Developed by Enerkem (an “Enerkem Project”) (alone or in association with others) and own an interest therein at the same level and on the same terms and conditions as Enerkem.

(b)                                 Should GreenField decline to invest in an Enerkem Project, Enerkem will be free to undertake such Enerkem Project alone or with one or more Third Party Participants.

(c)                                  Subject to subsection 5.3(c) below, should Greenfield decline [ * ] to pursue an Enerkem Project which is a Qualified Project, Enerkem shall no longer be required to comply with subsection (a) above, provided that if any of the conditions set forth in subsection 4.3(d) below apply to such an Enerkem Project, GreenField’s having declined to pursue that Enerkem Project shall cease to be counted for purposes of this subsection unless and until a further Investment Notice has been given and GreenField has again declined, and in the meantime Enerkem shall offer GreenField participation in any further Enerkem Project(s).

[ * ] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED. CONFIDENTIAL TREATMENT9

4.3                               Offer Procedure

(a)                                  If a Party (in this Section, the “Offeror”) is required by Section 4.1 or 4.2 above to offer an opportunity to the other Party (in this Section, the “Offeree”) the Offeror shall, as soon as practicable, and in any event not less than [ * ] prior to the date on which the Offeree would be required to fund its investment, provide written notice to the Offeree (an “Investment Notice”) which shall describe the nature, form and amount of the offered investment in sufficient detail to enable the Offeree to reasonably determine whether it wishes to participate in the proposed investment.

(b)                                 The Offeree may, by written notice (an “Acceptance Notice”) to the Offeror within [ * ] after its receipt of an Investment Notice, elect to participate in such co-investment opportunity, up to the dollar amount and/or equity specified in such Acceptance Notice.

(c)                                  If the Offeree has determined that it does not wish to participate in the investment described in the Investment Notice, it shall make reasonable efforts to so advise the Offeror as soon as practicable by written notice (a “Declination Notice”), so as to permit the Offeror to proceed with its planning of the proposed Qualified Project.  If the Offeree delivers a Declination Notice, or fails to deliver an Acceptance Notice within the period set forth in subsection (b) above, the Offeree shall, subject to subsection (d), be deemed to have conclusively declined to participate in the Qualified Project.

(d)                                 Notwithstanding that the Offeree has declined to participate in a Qualified Project, if

(i)                                     the nature or scope of the Qualified Project, or the financial terms for investing therein, change substantially from those described in the Investment Notice;

(ii)                                  the Commercial Agreement pertaining to such Qualified Project is not executed within [ * ] after the date of the Investment Notice; or

(iii)                               the construction of the contemplated plant is not started within [ * ] after the execution of the Commercial Agreement therefor;

the Offeror shall deliver a further Investment Notice, and the provisions of subsections (b) and (c) above shall apply to the Qualified Project as modified.

4.4                               Other Activities and Interests

In view of the purposes of this Agreement, subject to Section 4.1;

(a)                                  nothing herein shall be deemed to restrict in any way the freedom of either Party to conduct any business or activity whatsoever including, without limitation the acquisition, development, operation or management of any industrial project;

(b)                                 each Party shall have the absolute right to engage in any business or venture for its own individual profit regardless of whether such other business or venture is in competition with the other Party; and

[ * ] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED. CONFIDENTIAL TREATMENT9

(c)                                  neither Party, by reason solely of this Agreement, shall have any interest in any other property or project owned by the other Party, or any business or venture engaged in by the other Party, whether or not similar it is a Project.

ARTICLE V
JOINT PROJECTS

5.1                               Definition and Structure

(a)                                  In this Agreement, a “Joint Project” means an Enerkem Project or a GreenField Project in which both Enerkem and GreenField are partners or shareholders.

(b)                                 An Enerkem Project in which GreenField has invested, or a Greenfield Project in which Enerkem has invested, shall be considered a Joint Project so long as such other party continues to participate, and if such participation ceases, it shall revert to being an Enerkem Project or a GreenField Project, as the case may be.

(c)                                  Each Joint Project shall be carried on through a corporation, general or limited partnership or other legal entity (a “Joint Project Special Purpose Vehicle”):

(i)                                     of which GreenField and Enerkem are partners or shareholders, as the case may be; and

(ii)                                  which is created, and carries on business, solely for the purpose of carrying out such Joint Project.

The Parties agree that, as a common commitment to efficiency and predictability, the Joint Project Special Purpose Vehicles created in furtherance of the objectives of this Agreement will be substantially in the same form and substance, except for minor adjustments conditioned by local factors or legal requirements, as the Joint Special Purpose Vehicle established by the Parties for the Varennes Commercial Plant Project.

5.2                               Development Fee

(a)                                  Subject to subsection (c) below, as compensation for its or their efforts in the Development of a Joint Project, the Party or Parties having Developed a Joint Project hereunder will be entitled to the payment of a Development fee (the “Development Fee”) equivalent to [ * ] in the aggregate (i.e. [ * ] for all Parties involved in the Development, to be divided among them), of the [ * ].

(b)                                 Except as may be otherwise agreed, the Development Fee will be paid by the applicable Joint Project Special Purpose Vehicle within thirty (30) days of the end of each month, based on the costs incurred for the Joint Project during the preceding month. The Parties hereto will cause such obligation to pay the Development Fee to be documented as an obligation of the relevant Joint Project Special Purpose Vehicle.

(c)                                  Notwithstanding subsection (a), the Parties agree that the Development Fee will be payable as follows for the following Projects:

(i)                                     For the Edmonton Commercial Plant Joint Project:

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(A)                              Enerkem will earn [ * ] of the Development Fee;

(B)                                notwithstanding the payment terms for the Development Fee set forth in subsection (b), the budgeted Development Fee (being [ * ] on the basis of estimated total [ * ]) for such Project will be paid in full to Enerkem upon receipt, by the Edmonton Commercial Plant Joint Project Special Purpose Vehicle, of the [ * ] (budgeted at [ * ]) by the City of Edmonton pursuant to the agreement entered into between such Joint Project Special Purpose Vehicle and the City of Edmonton on the basis of the Memorandum of Understanding executed for that purpose as of January 22, 2008 and the Heads of Agreement Term Sheet executed for the same purpose as of July 18, 2008, subject to adjustments based on the actual costs of the Project;

(ii)                                  For the Varennes Commercial Plant Joint Project, the Development Fee shall be payable as to [ * ] and as to [ * ].

(iii)                               For other Joint Projects in Québec and Ontario, the Development Fee shall be payable as to [ * ].

5.3                               Commencement of First Two Projects

(a)                                  The Parties expect that, in the normal course, they will adopt the prudent course of commencing construction of the second Commercial Plant (at Edmonton or Varennes, as the case may be) only after the first Commercial Plant has been successfully commissioned and is producing biofuels on a commercially viable and sustainable basis.

(b)                                 Notwithstanding such expectation, the Parties acknowledge that it may be appropriate to commence construction of a second Joint Project prior to commissioning of the first Commercial Plant. In such a case, should

(i)                                     one of the Parties determine that it would be appropriate to commence the construction of the second Joint Project before the first Commercial Plant has been successfully commissioned and is producing biofuels on a commercially viable and sustainable basis but at least six (6) months after the commencement of the construction of the first Commercial Plant; and

(ii)                                  the other Party (for the purpose of this subsection, the “Declining Party”) disagrees then the first Party shall be authorized to undertake such second Joint Project referred to in subsection (a) alone, regardless of the provisions of Article IV, and the Declining Party will sell and assign to the other Party its interest in the corresponding Joint Project Special Purpose Vehicle for [ * ].

(c)                                  For greater certainty, if the Declining Party is GreenField, its refusal to undertake the construction of the second Joint Project pursuant to subsection (b) above shall not be deemed to constitute a refusal by GreenField to invest in an Enerkem Project pursuant to Section 4.2 hereof.

[ * ] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED. CONFIDENTIAL TREATMENT9

ARTICLE VI
LICENSES

6.1                               Grant of Licenses

(a)                                  Enerkem hereby agrees to grant to GreenField (or, at GreenField’s discretion, to a GreenField Special Purpose Vehicle)  and to Joint Project Special Purpose Vehicles, as the case may be:

(i)                                     subject to Section (c), licenses (the “Canadian Licenses”) to use the Enerkem Technology for Qualified Projects in the Canadian provinces of Québec and Ontario; and

(ii)                                  subject to subsections (c) and (e), licenses (the “US Licenses”) to use the Enerkem Technology for Qualified Projects in the American states of New York, Michigan and California (the “Licensed States”);

(the licenses granted pursuant to clauses (i) and (ii) being hereinafter collectively called the “Project Licenses” and each a “Project License”).

(b)                                 Each of the GreenField Project Licenses and of the Joint Project licenses shall be in the form of the Specific License attached as Schedule C, and shall, subject to subsection 6.5(b)below, incorporate the terms of Section 6.4 and the General Terms and Conditions set forth in Schedule D.

(c)                                  Enerkem shall only grant a Project License when the following conditions are met (i) the GreenField Special Purpose Vehicle (if any) or Joint Venture Special Purpose Vehicle, as applicable, is created and validly exists, (ii) the Project for which such License is requested, demonstrably meets the Qualified Project requirements set forth in subsection 1.1(y), and (iii) the Commercial Agreement pertaining to such GreenField Project is signed.

(d)                                 The obligation of Enerkem to grant further Project Licenses pursuant to subsection (a) above shall immediately terminate if Greenfield uses a technology competing with the Enerkem Technology for producing transportation fuels.

(e)                                  The obligation of Enerkem to grant further US Licenses pursuant to clause (a)(ii) above shall immediately terminate:

(i)                                     with respect to all of the Licensed States if:

(A)                              construction of a Commercial Plant has not started on or before December 31, 2009; or

(B)                                GreenField has not, on or before:

(1)                                  the date that is [ * ] after the commercial start-up of a Commercial Plant, commenced construction of at least one (1) GreenField Project in one or more of the Licensed States; or

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(2)                                  [ * ], commenced construction of at least two (2) GreenField Projects (including the GreenField Project referred to in item (1) above) in one or more of the Licensed States;

(ii)                                  with respect to any one Licensed State if, during the period ending [ * ] and every [ * ] year thereafter, GreenField has not commenced construction of at least one new GreenField Project or Joint Project initiated by GreenField (in addition to those referred to in subclause (i)(B) above); by way of illustration, this clause will require GreenField, on or before [ * ] in each of the years shown in the “Year” column below, to have commenced construction of the number of Projects shown in the corresponding “Number” column (in addition to those referred to in subclause (i)(B) above):

Year	Number
[ * ]	[ * ]
[ * ]	[ * ]
[ * ]	[ * ]
[ * ]	[ * ]
And so on

6.2                               Terms of Canadian Project Licenses

(a)                                  Subject to subsection (b), each Canadian Project License shall be a sole but non-exclusive license; without limiting the generality of the foregoing, Enerkem shall not grant a license to any other Person than GreenField, a GreenField Special Purpose Vehicle or a Joint Project Special Purpose Vehicle, as the case may be, to use the Enerkem Technology in Quebec or Ontario, but may, subject to compliance with Article IV, use the Enerkem Technology itself.

(b)                                 Each Canadian Project License shall cease to be a sole license and shall convert into a non-exclusive license if:

(i)                                     the construction of a Commercial Plant (which for this purpose includes the proposed Edmonton Commercial Plant notwithstanding that it is not in Quebec or Ontario) has not started on or before December 31, 2009; or

(ii)                                  during the period ending [ * ] and every [ * ] year thereafter, GreenField has not commenced the construction of at least one new plant in Ontario or Quebec under GreenField Projects or Joint Projects initiated by GreenField (in addition to the Varennes Commercial Plant); by way of illustration, this clause will require GreenField, on or before [ * ] in each of the years shown in the “Year” column below, to have commenced construction of the number of Projects shown in the corresponding “Number” column (in addition to the Varennes Commercial Plant):

Year	Number
[ * ]	[ * ]
[ * ]	[ * ]
[ * ]	[ * ]
[ * ]	[ * ]

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[ * ]	[ * ]
[ * ]	[ * ]
And so on

6.3                               Terms of US Project Licenses

(a)                                  Each US Project License shall be a non-exclusive license.

(b)                                 GreenField shall not, without prior consultation with and the consent of Enerkem, undertake steps toward the Development of a Greenfield Project in any of the Licensed States before the beginning of the construction of a Commercial Plant.

6.4                               Compensation to Enerkem

(a)                                  Each Project License shall provide for payment to Enerkem of a license fee and/or royalty (a “Fee”).

(b)                                 GreenField may, not earlier than eighteen (18) months before the anticipated date of commercial start-up of a Project, request that Enerkem establish the terms of the Fee for such Project, and Enerkem shall do so within one (1) month after such request.  Such Fee shall be [ * ]:

(i)                                     [ * ] of the [ * ] being charged by [ * ] to [ * ] as at the date of the request; and

(ii)                                  the [ * ] being charged by [ * ] to any [ * ] as at such date;

provided, however, that the Parties acknowledge that the Fee payable under the license pertaining to the first Commercial Plant is being negotiated on the basis of different principles.

(c)                                  The Fee so established shall remain valid for the term of the Project License provided that, in the case of a GreenField Project, GreenField (or the GreenField Special Purpose Vehicle, as the case may be) remains at all time the licensee under such Project License. Should GreenField’s interest in a Greenfield Project (or in the GreenField Special Purpose Vehicle) be sold or otherwise assigned to a third party in accordance with the “Assignment” provision of the General Terms and Conditions, the Fee will be reset by Enerkem to a level that will be up to but not higher than its then-applicable highest market rate for similar licenses.

6.5                               Termination

(a)                                  Subject to subsection (b) below, each Project License shall be subject to termination if GreenField shall commit a material breach of any of the terms or conditions thereof, and for this purpose GreenField acknowledges that breach of section 4.1 hereof shall be deemed to be a material breach of the terms and conditions of each Project License.

(b)                                 Notwithstanding subsection (a), the Project License granted to a Joint Project Special Purpose Vehicle shall not be subject to termination.

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ARTICLE VII
GENERAL

7.1                               Arbitration

Any dispute between the Parties arising out of or in connection with this Agreement shall exclusively and finally be resolved by binding arbitration, to the exclusion of courts, under the Rules of Arbitration of the International Chamber of Commerce by a single arbitrator appointed in accordance with the said Rules. The arbitration shall be held in Montreal, Quebec, the language used in the arbitration shall be English and judgment upon the award rendered by the arbitrator may be entered in any court having jurisdiction.

7.2                               Notices

(a)                                  Any notice, demand, approval, consent or other communication permitted or required to be given pursuant to this Agreement shall be in writing and shall be given by personal delivery or by telecopier to the applicable address set forth below:

if to Enerkem, to or in care of:

Enerkem Inc.
615, boul. Rene-Levesque Ouest, Suite 820

Montreal, QC H3B 1P5

Attention:  V. Chornet

Fax: (514) 875-0835

if to GreenField, to or in care of:

GreenField Ethanol Inc.

20 Toronto Street, 14th Floor

Toronto, ON M5C 2B8
Attention:  Executive Vice President
Fax: (416) 304-1701

(b)                                 Each such communication shall be deemed to have been received:

(i)                                     on the date of delivery, if prior to 4:00 p.m. (local time) on a Business Day;

(ii)                                  at the time of transmission by telecopier, if prior to 4:00 p.m. (local time) on a Business Day; or

(iii)                               otherwise, on the next following Business Day after delivery or transmission.

(c)                                  A Party may, at any time and from time to time, change its address for delivery or communication by giving notice to the other parties in accordance with this section.

7.3                               Time of Essence

Time shall be of the essence of this Agreement and of every part hereof.

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7.4                               Time for Action

If the time at which any action is required to be taken by a Party pursuant to this Agreement falls on a day which is not a Business Day, then the action required to be taken shall be taken on the next day that is a Business Day.

7.5                               Amendment of Agreement

No supplement, modification, waiver or termination of this Agreement shall be binding unless executed in writing by both of the Parties.

7.6                               Assignment

(a)                                  Subject to subsection (b) below, neither Party shall be entitled to assign its rights and obligations in or arising out of this Agreement, except with the prior written consent of the other Party.

(b)                                 Either Party may, on notice to the other Party, assign its interest herein to:

(i)                                     an Affiliate; or

(ii)                                  to its commercial lenders by way of security.

7.7                               Non-Waiver

(a)                                  No consent to or waiver of any breach or default by a Party in the performance of its obligations hereunder shall be deemed or construed to be a consent to or waiver of any other breach or default in the performance by such Party of the same or any other obligations of such Party hereunder.

(b)                                 Failure on the part of a Party to complain of any act or failure to act by any other Party or to declare any other Party in default, irrespective of how long such failure continues, shall not constitute a waiver by such Party of its rights hereunder.

7.8                               Governing Law and Jurisdiction

This Agreement and all documents delivered hereunder shall be deemed to be contracts made under the laws of the Province of Quebec and for all purposes including matters of construction, validity and performance shall be governed by the laws of such Province. Each of the Parties hereby irrevocably attorns to the non-exclusive jurisdiction of the courts of such Province.

7.9                               Enurement

This Agreement shall be binding upon and enure to the benefit of the Parties and their respective successors and permitted assigns.

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7.10                        Further Assurances

Each of the Parties shall, from time to time hereafter and upon any reasonable request of either of the other parties, make or cause to be made all such further acts, deeds, assurances and things as may be required to more effectually implement the true intent of this Agreement.

7.11                        Rights of Parties Independent

The rights available to the Parties under this Agreement and at law shall be deemed to be several and not dependent on each other and each such right shall be accordingly construed as complete in itself and not by reference to any other such right.  Any one or more or any combination of such rights may be exercised by a Party from time to time and no such exercise shall exhaust the rights or preclude any other Party from exercising any one or more of such rights or combination thereof from time to time thereafter or simultaneously.

7.12                        Severability

If any covenant, obligation or agreement of this Agreement, or the application thereof to any Person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Agreement or the application of such covenant, obligation or agreement to Persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby and each covenant, obligation and agreement of this Agreement shall be separately valid and enforceable to the fullest extent permitted by law.

[Signatures on following page]

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IN WITNESS WHEREOF the Parties have duly executed this Agreement under seal as evidenced by their properly authorized officers in that behalf as of the date first above written.

GREENFIELD ETHANOL INC.

By:	/s/ Donald G. Pierce
Donald G. Pierce, Executive Vice President

By:	/s/ Brian C. Keith
Brian C. Keith, Secretary

ENERKEM INC.

By:	/s/ Vincent Chornet
Vincent Chornet, President

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SCHEDULE “A”

ESSENTIAL TERMS OF COMMERCIAL AGREEMENT

•                                          Feedstock supply conditions, commensurate with the proposed scale of the Project

•                                          Project schedule and responsibilities

•                                          Pre-construction studies if applicable

•                                          Responsibility sharing for permitting process

•                                          Agreement concerning usage of site of plant for the Project;

•                                          Financial model demonstrating compliance with [ * ] for a Qualified Project;

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SCHEDULE “B”

DESCRIPTION OF ENERKEM TECHNOLOGY

[SEE ATTACHED]

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DESCRIPTION OF ENERKEM TECHNOLOGY

•                                          [ * ]

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SCHEDULE “C”

FORM OF SPECIFIC LICENCE

[ * ]

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SCHEDULE “D”

GENERAL TERMS AND CONDITIONS

[SEE ATTACHED]

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[ * ]

[ * ] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED. CONFIDENTIAL TREATMENT